UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________

Date of Report (date of earliest event reported):     December 6, 2007

AWARE, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (781) 276-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 6, 2007, the Board of Directors of Aware, Inc. (the “Board”) adopted resolutions providing for the amendment and restatement of the By-Laws of Aware (the “By-Laws”), primarily to implement certain provisions of the Massachusetts Business Corporation Act, enacted as Chapter 156D of the Massachusetts General Laws, which became effective on July 1, 2004, and in response to new NASDAQ listing requirements that mandate that all NASDAQ-listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities.  Prior to July 1, 2004, we were subject to the provisions of the Massachusetts Business Corporation Law, which is Chapter 156B of the Massachusetts General Laws.

The changes to the By-Laws include the following:

•
We amended Section 1.1 of the By-Laws to change the date and time of the annual shareholder meeting to the third Wednesday in May at 10:00 a.m. and to give the Board the power to change the date, time and place of any special or annual shareholder meeting.

•	We amended Section 1.3 of the By-Laws to give the Board the power to authorize shareholders to participate in shareholder meetings by means of remote communications.

•	We amended Section 1.4 of the By-Laws to permit shareholders to receive notice of shareholder meetings by means of electronic transmission authorized by the new act.

•	We added a new Section 1.5 to the By-Laws to govern the notice of shareholder business and conduct of business at any shareholder meeting.

•	We amended Section 1.6 of the By-Laws (now designated as Section 1.7) to move language regarding proxies into the new Section 1.10 of the By-Laws.

•
We added a new Section 1.9 to the By-Laws to address the authority of shareholders to submit a vote, consent, waiver, proxy appointment or other action by electronic means, rather than in writing, under the new act.

•	We deleted Section 1.9 of the By-Laws to comply with the requirements of voting lists under the new act.

•
We added a new Section 1.10 to the By-Laws to create a separate section regarding proxies, and amended the By-Laws to permit shareholders to appoint proxies for a period longer than six months and otherwise to address the requirements relating to the appointment of proxies under the new act.

•	We amended Section 1.10 of the By-Laws (now designated as Section 1.12) to address the requirements relating to the adjournment of shareholder meetings under the new act.

•	We added a new Section 1.13 to the By-Laws to govern the conduct of business at any shareholder meeting.

•	We amended Section 2.1 of the By-Laws to enumerate typical powers of the Board and to move language regarding the issuance of shares into the new Section 4.1 of the By-Laws.

•	We amended Section 2.2 of the By-Laws to address the requirements relating to the number, election, and term of office of directors under the new act.

•	We added a new Section 2.3 to the By-Laws to move Section 3.8 of the By-Laws to the appropriate By-Laws Article regarding directors.

•	We amended Section 2.10 of the By-Laws to provide that directors may receive notice of director special meetings by means of electronic transmission authorized under the new act.

•	We amended Section 2.13 of the By-Laws to permit the Board to take action by means of electronic transmission and otherwise to address the requirements relating to Board action under the new act.

•	We amended Section 2.14 of the By-Laws to provide that directors may participate in shareholder meetings by means of a conference telephone or similar communications equipment.

•	We added a new Section 2.17 to the By-Laws to reflect standards and procedures contained in the new act regarding conflicts of interest involving directors.

•	We added a new Section 3.8 to the By-Laws to set forth the duties and obligations of the Chief Executive Officer.

•	We added a new Section 4.1 to the By-Laws to permit the Board to issue shares for additional types of consideration authorized under the new act.

•	We amended Section 4.1 of the By-Laws (now designated as Section 4.2) to clarify that outstanding shares of Aware may exist in certificated or uncertificated form.

•
We amended Section 4.3 of the By-Laws (now designated as Section 4.4) to give the Board the flexibility to set a record date seventy days before an event, rather than the previously authorized sixty days.  We also amended this section to require the Board, in accordance with the new act, to set a new record date if a meeting of shareholders is adjourned to a date more than 120 days after the original date of the meeting, and otherwise to address the requirements relating to the setting of record dates under the new act.

•	We added a new Section 4.6 to the By-Laws to give the Board the power to appoint a transfer agent or registrar.

•	We amended Section 5.8 of the By-Laws to follow the indemnification procedures set forth in the new act and generally to provide the maximum indemnification permitted under the new act.

•
We deleted Section 5.9 of the By-Laws and replaced it with the new Section 2.17 of the By-Laws which reflects the standards and procedures contained in the new act regarding conflicts of interest involving directors.

•
We added a new Section 5.9 to the By-Laws to follow the advancement of expenses procedures set forth in the new act and generally to provide the maximum advancement of expenses permitted under the new act.

•
We deleted Section 5.13 of the By-Laws with respect to directors because director conflict of interest transactions are addressed by the new Section 2.17 of the By-Laws, and with respect to officers and affiliates because standards and procedures regarding related party transactions are not required in the By-Laws by statute.

•	We added a new Section 5.14 to the By-Laws to give the Board the power to declare and pay dividends.

•	We added a new Section 5.15 to the By-Laws to permit shareholder or Board ratification of actions taken by directors, officers or representatives requiring shareholder or Board authorization.

•	We added a new Section 5.16 to the By-Laws to permit directors and officers to rely on books, records and reports under specified circumstances.

•	We deleted Article VI in its entirety because one or more of the triggering events for termination of Article VI, set forth in Section 6.10 of the By-Laws, have been met.

•
In addition, we made certain other changes to conform the By-Laws to the provisions of the new act.  For example, the new act generally uses the terms “share” and “shareholder” instead of “stock” and “stockholder,” and the new act changed the title of “clerk” to “secretary.”  We use this new statutory terminology throughout our Amended and Restated By-Laws.

The amendments to the By-Laws took effect immediately upon adoption. The descriptions of the provisions of the Amended and Restated By-Laws contained in this report are qualified in their entirety by reference to the full text of the Amended and Restated By-Laws attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS

Number	Title
3.1	Amended and Restated By-Laws of Aware, Inc. dated December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: December 10, 2007	By: /s/ Michael A. Tzannes
Michael A. Tzannes
Chief Executive Officer

EXHIBIT INDEX

Number	Title
3.1	Amended and Restated By-Laws of Aware, Inc. dated December 6, 2007